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                            SUPPLEMENT DATED SEPTEMBER 15, 2006 TO THE FOLLOWING
                               PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED):

                                                SCUDDER ADVOCATE ADVISOR ANNUITY
                                   SCUDDER ADVOCATE ADVISOR-ST1 VARIABLE ANNUITY
                                                SCUDDER ADVOCATE REWARDS ANNUITY


The following information supplements, and to the extent inconsistent therewith, replaces the information in the Variable Annuity Contract Prospectuses listed above. Please retain this supplement and keep it with the Prospectus for future reference.


VARIABLE FUNDING OPTIONS

Effective September 18, 2006, the existing Underlying Funds listed below ("Existing Funds"), each a portfolio of DWS Variable Series II currently available as a Variable Funding Option under your Contract, will be consolidated by merger into certain acquiring Underlying Funds indicated below ("Acquiring Funds"), each also a portfolio of DWS Variable Series II currently available as a Variable Funding Option under your Contract. Certain documents or information you may receive about your Contract may continue to reflect the old Variable Funding Option until such time as updates are made.

As a result of these mergers, the assets in each Existing Fund will be transferred into the indicated Acquiring Fund. The aggregate value of your investment in the Existing Fund will not change as a result of the merger. Future allocations to an Existing Fund, including allocations made under automated investment strategies such as Dollar Cost Averaging or Automatic Rebalancing, will be allocated instead to its Acquiring Fund.

The Variable Funding Option mergers will be as follows:

       EXISTING FUND                                    ACQUIRING FUND
DWS Variable Series II -- Class B             DWS Variable Series II -- Class B
 DWS Income Allocation VIP              --     DWS Conservative Allocation VIP
 DWS Dreman Financial Services VIP      --     DWS Dreman High Return Equity VIP
 DWS MFS(R) Strategic Value VIP         --     DWS Dreman High Return Equity VIP



MORE INFORMATION ABOUT THE VARIABLE FUNDING OPTIONS IS CONTAINED IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS. CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS CAN BE OBTAINED BY CALLING 1-866-376-0389.